UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2019

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

(318) 484-7400 (Registrant’s telephone number, including area code )

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

(318) 484-7400 (Registrant’s telephone number, including area code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revise accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2019, the Board of Managers of Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and, together with Cleco, the “Company”) approved a $345,000 cash bonus for William G. Fontenot, President and Chief Executive Officer of the Company, for his contributions associated with the previously disclosed acquisition of all of the membership interests of NRG South Central Generating LLC, a subsidiary of NRG Energy, Inc (the “Acquisition”). As previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2019, the Company closed the Acquisition on February 4, 2019. Additionally, on February 21, 2019, the Company approved cash bonuses for Julia E. Callis, Chief Compliance Officer and General Counsel of the Company, Anthony L. Bunting, Chief Transformation Officer of the Company, Robert R. Laborde, Jr., Chief Operations Officer of Cleco, and Terry L. Taylor, former Chief Financial Officer of the Company, in the amount of $67,500, $61,500, $60,000, and $64,375, respectively, for their contributions associated with the Acquisition.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2019
CLECO CORPORATE HOLDINGS LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2019
CLECO POWER LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer